SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2000
                                                   ------------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     Acquisition of Seminar Market Group, Inc.
     -----------------------------------------

     On September 29, 2000, ZiaSun Technologies, Inc. ("ZiaSun" or the "Registrant") entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") with Seminar Marketing group, Inc., a Utah corporation ("SMG"). A copy of the Acquisition Agreement is attached hereto and incorporated herein by this reference.

     Pursuant to the Acquisition Agreement ZiaSun will acquire all of the issued and outstanding shares of SMG and SMG would become a wholly owned subsidiary of ZiaSun. At the closing of the acquisition all of the issued and outstanding shares of SMG will be delivered to ZiaSun in exchange for Three Hundred Seventy Thousand (370,000) previously authorized but unissued unregistered and restricted shares of the Common Stock, $0.001 par value per share of ZiaSun (the "ZiaSun Shares").

     The ZiaSun Shares are subject to "piggyback registration rights" under which ZiaSun has agreed, that if ZiaSun determined to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, ZiaSun would include in such registration the shares issued to the SMG shareholders, subject to certain limitations as set forth in the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached as Exhibit 1.5, to the Acquisition Agreement.

     SMG which is located in Provo, Utah, through its broad base of employees provides marketing, seminar development, hosting and speaking services, to Online Investors Advantage, Inc. ("OIA"), a wholly-owned subsidiary of ZiaSun. In acquiring SMG, OIA will eliminate various existing royalties and overrides which are currently being paid for these marketing, seminar development, hosting and speaking services, and will reduce certain on going commission obligations of OIA.

     The acquisition is expected to be completed on or before October 15, 2000. A copy of the Acquisition Agreement is attached hereto and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (b)  Pro Forma Financial Information.
          -------------------------------

          The Pro Forma Consolidated Financial Statements taking into account the acquisition are not being filed with this Report but shall be filed pursuant to an amendment to this Report within sixty (60) days.

     (c)  Exhibits.
          --------

          2.5 Acquisition Agreement and Plan of Reorganization between ZiaSun Technologies, Inc. and the shareholders of Seminar Market Group, Inc.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: October 3, 2000                       /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO